EXECUTION VERSION CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***]. SECURITIES PURCHASE AGREEMENT among NAUTICUS ROBOTICS, INC. and MASTER INVESTMENT GROUP dated as of February 6, 2026

EXECUTION VERSION i TABLE OF CONTENTS Page ARTICLE I Definitions .................................................................................................................. 1 ARTICLE II Purchase and Sale ...................................................................................................... 9 Section 2.01 Purchase and Sale. .......................................................................................... 9 Section 2.02 Transactions Effected at the Closing. ............................................................. 9 Section 2.03 Closing .......................................................................................................... 10 Section 2.04 Use of Proceeds ............................................................................................. 10 Section 2.05 Lock-Up ........................................................................................................ 11 ARTICLE III Representations and Warranties of the Company .................................................. 11 Section 3.01 Organization, Qualification and Authority of the Company ........................ 11 Section 3.02 Capitalization. ............................................................................................... 12 Section 3.03 Reserved. ....................................................................................................... 12 Section 3.04 No Conflicts; Consents ................................................................................. 12 Section 3.05 Financial Statements; Projections. ................................................................ 13 Section 3.06 Undisclosed Liabilities.................................................................................. 13 Section 3.07 Absence of Certain Changes, Events, and Conditions .................................. 14 Section 3.08 Material Contracts. ........................................................................................ 15 Section 3.09 Title to Assets; Real Property. ...................................................................... 16 Section 3.10 Intellectual Property. ..................................................................................... 17 Section 3.11 Inventory ....................................................................................................... 18 Section 3.12 Accounts Receivable ..................................................................................... 18 Section 3.13 Reserved. ....................................................................................................... 19 Section 3.14 Insurance ....................................................................................................... 19 Section 3.15 Legal Proceedings; Governmental Orders. ................................................... 19 Section 3.16 Compliance With Laws; Permits .................................................................. 19 Section 3.17 Environmental Matters.................................................................................. 19 Section 3.18 Employee Benefit Matters. ........................................................................... 20 Section 3.19 Employment Matters. .................................................................................... 22 Section 3.20 Taxes ............................................................................................................. 23 Section 3.21 Books and Records ....................................................................................... 23 Section 3.22 Brokers .......................................................................................................... 24 Section 3.23 Transactions With Affiliates ......................................................................... 24 Section 3.24 Foreign Corrupt Practices Act ...................................................................... 24

EXECUTION VERSION ii Section 3.25 Sanctions; Anti-Terrorism ............................................................................ 24 Section 3.26 Anti-Money Laundering ............................................................................... 24 ARTICLE IV Representations and Warranties of Investor .......................................................... 25 Section 4.01 Organization and Authority of Investor ........................................................ 25 Section 4.02 No Conflicts; Consents ................................................................................. 25 Section 4.03 Reliance on Exemptions ............................................................................... 25 Section 4.04 Brokers .......................................................................................................... 25 Section 4.05 Information Concerning the Company. ........................................................ 26 Section 4.06 Non-Reliance. ............................................................................................... 26 Section 4.07 Status of Investor. ......................................................................................... 27 Section 4.08 Restrictions on Transfer or Sale of Securities. .............................................. 28 Section 4.09 Foreign Corrupt Practices Act ...................................................................... 29 Section 4.10 Sanctions; Anti-Terrorism ............................................................................ 29 Section 4.11 Anti-Money Laundering. .............................................................................. 29 ARTICLE V Conditions to closing ............................................................................................... 30 Section 5.01 Conditions to Obligations of All Parties ....................................................... 30 Section 5.02 Conditions to Obligations of Investor ........................................................... 30 Section 5.03 Conditions to Obligations of the Company .................................................. 31 ARTICLE VI Covenants ............................................................................................................... 32 Section 6.01 Restriction on Access to Government Contracts .......................................... 32 Section 6.02 Further Assurances........................................................................................ 32 Section 6.03 Exercise Cap ................................................................................................. 32 Section 6.04 Stockholder Approval ................................................................................... 32 Section 6.05 Conversion Procedures ................................................................................. 32 Section 6.06 Required Reserve Amount ............................................................................ 33 Section 6.07 Sanctions; Anti-Corruption Laws ................................................................. 33 Section 6.08 Legend........................................................................................................... 33 Section 6.09 CFIUS ........................................................................................................... 33 ARTICLE VII Miscellaneous ....................................................................................................... 34 Section 7.01 Confidentiality; Public Announcements ....................................................... 34 Section 7.02 Expenses ....................................................................................................... 34 Section 7.03 Notices .......................................................................................................... 34 Section 7.04 Interpretation ................................................................................................. 35 Section 7.05 Headings ....................................................................................................... 35

EXECUTION VERSION iii Section 7.06 Severability ................................................................................................... 35 Section 7.07 Entire Agreement .......................................................................................... 36 Section 7.08 Successors and Assigns ................................................................................. 36 Section 7.09 No Third-Party Beneficiaries ........................................................................ 36 Section 7.10 Amendment and Modification; Waiver ........................................................ 36 Section 7.11 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. ............. 36 Section 7.12 Specific Performance .................................................................................... 37 Section 7.13 Counterparts .................................................................................................. 37

EXECUTION VERSION SECURITIES PURCHASE AGREEMENT This Securities Purchase Agreement (this “Agreement”), dated as of February 6, 2026, is entered into by and among Nauticus Robotics, Inc., a Delaware corporation (the “Company”) and Master Investor Group, a family office organized under the laws of Ras Al Khaima, UAE (the “Investor”). Recitals WHEREAS, the Company has authorized the issuance by the Company of up to 50,000 shares (the “Shares”) of Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), with the rights, preferences, powers, restrictions, and limitations set forth in the certificate of designation of the Company in the form attached hereto as Exhibit B (the “Certificate of Designation”); WHEREAS, the Company wishes to sell to Investor, and Investor wishes to purchase from the Company, certain common stock purchase warrants (the “Warrants”) for the purchase of shares of the common stock of the Company, par value $0.0001 per share (the “Common Stock”) upon the exercise (the “Warrant Underlying Shares”) which shall be issued to Investor at the initial closings. WHEREAS, the offer and sale of the Series D Preferred Stock, the shares of the underlying Common Stock issuable thereunder (the “Conversion Shares”), the Warrants, and the Warrant Underlying Shares (collectively with the Series D Preferred Stock, the Conversion Shares and the Warrant, the “Securities”) will be made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder; WHEREAS, the Company wishes to sell to Investor, and Investor wishes to purchase from the Company, the Securities, subject to the terms and conditions set forth herein; WHEREAS, the parties are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit C hereto (the “Registration Rights Agreement”), pursuant to which the Company shall register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), upon the terms and subject to the conditions set forth therein. NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS The following terms have the meanings specified or referred to in this ARTICLE I:

EXECUTION VERSION 2 “Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena, or investigation of any nature, civil, criminal, administrative, regulatory, or otherwise, whether at law or in equity. “Additional Closing Notice” has the meaning set forth in Section 2.01(b). “Additional Closings” has the meaning set forth in Section 2.01(b). “Additional Preferred Shares” has the meaning set forth in Section 2.01(b). “Additional Warrants” has the meaning set forth in Section 2.01(b). “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. “Agreement” has the meaning set forth in the preamble. “Anti-Money Laundering Laws” means Laws and sanctions i) prohibiting transactions with Persons who (1) commit, threaten to commit or support terrorism, (2) engage in transactions or conduct operations that are illegal, nefarious or criminal in nature or (3) participate in monetary transactions in property derived from specified unlawful activity, or ii) otherwise relating to prohibitions in connection with the illegal laundering of the proceeds of any criminal activity and preventing the funds, proceeds and revenue of any Company or their respective Affiliates from being used in connection with the advancement of criminal activity, including, as applicable, the USA PATRIOT Act of 2001 and all “know your customer” rules and other applicable regulations, the Money Laundering Control Act of 1986 and other legislation, which legislative framework is commonly referred to as the “Bank Secrecy Act,” and the corresponding laws of the jurisdictions in which any party operates. “Anti-Terrorism Laws” means any Laws relating to terrorism or money laundering, including Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by OFAC (as any of the foregoing laws may from time to time be amended, renewed, extended, or replaced). “Audited Financial Statements” has the meaning set forth in Section 3.05. “Balance Sheet” has the meaning set forth in Section 3.05. “Balance Sheet Date” has the meaning set forth in Section 3.05. “Beneficial Ownership Limitation” has the meaning set forth in Section 6.03. “Benefit Plan” has the meaning set forth in Section 3.18(a).

EXECUTION VERSION 3 “Blocked Person” means (a) a Person who is on the OFAC List of Specially Designated Nationals and Blocked Persons or any other list of Persons who are the subject of Sanctions maintained by OFAC, the U.S. Department of State, His Majesty’s Treasury of the United Kingdom, the European Union or any of its member states, the United Nations Security Council, or any other relevant jurisdiction to the extent they are applicable, (b) any legal entity that is owned, directly or indirectly, thirty percent (30%) or more by one or more Persons identified in the foregoing clause (a), (c) Cuba, Iran, North Korea, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and the Crimea regions of Ukraine, and the non–government controlled areas of the Kherson and Zaporizhzhia oblasts of Ukraine, any Person who is a national or resident thereof or domiciled or headquartered therein, or any legal entity that is organized under the laws of such jurisdiction, (d) a Person on the U.S. Bureau of Industry and Security Denied Persons List, Entity List or Unverified List; (e) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (f) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (g) with which any Investor is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (h) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224; or (i) a Person acting or purporting to act, directly or indirectly, on behalf of, or a legal entity owned or controlled by, any of the Persons identified in any of the foregoing clauses. “Budget” means the expenditure plan and business plan of the Company in the UAE as mutually agreed to by the parties. “Business Day” means any day except Saturday, Sunday, or any other day on which commercial banks located in United States are authorized or required by Law to be closed for business. “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq. “Certificate of Designation” has the meaning set forth in the recitals. “Closing” has the meaning set forth in Section 2.01(b). “Closing Date” has the meaning set forth in Section 2.03. “Code” means the Internal Revenue Code of 1986, as amended. “Common Stock” has the meaning set forth in Section 3.02(a). “Company” has the meaning set forth in the preamble. “Company Competitor” means any company engaged in the business of designing, manufacturing, or producing underwater robotic vehicles or associated software and any company engaged in the business of supplying components for the design, manufacturing or production of underwater robotic vehicles or associated software.

EXECUTION VERSION 4 “Company Intellectual Property” means all Intellectual Property that is owned or held for use by the Company. “Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, loans, commitments, undertakings, indentures, joint ventures, and all other agreements, commitments, and legally binding arrangements, whether written or oral. “Disclosure Schedules” means the Disclosure Schedules delivered by the Company and Investor concurrently with the execution and delivery of this Agreement. “Disqualified Purchaser” means (a) any Company Competitor, (b) any Affiliate of a Person described in the preceding clause (a) that, in each case, is either reasonably identifiable as such or is identified as such in writing by or on behalf of the Company to the Investor from time to time on or after the applicable Closing Date and (c) unless the Company consents (x) any Affiliate of the Company or (y) any Person that holds more than 5.0% of the Company’s Common Stock, except in the case of this clause (y), any Person that is already an Investor hereunder, so long such Person otherwise became an Investor in accordance with the terms of this Agreement. The Company shall, upon request of Investor, identify whether any Person identified by such Investor as a proposed assignee or participant is a Disqualified Purchaser. “Dollars or $” means the lawful currency of the United States. “Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership. “Environmental Claim” means any Action, Governmental Order, lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification, and injunctive relief) arising out of, based on or resulting from: (a) the presence, Release of, or exposure to, any Hazardous Materials; or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit. “Environmental Law” means any applicable Law, and any Governmental Order or binding agreement with any Governmental Authority: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal, or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and

EXECUTION VERSION 5 Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq. “Environmental Notice” means any written directive, notice of violation or infraction, or notice respecting any Environmental Claim relating to actual or alleged non-compliance with any Environmental Law or any term or condition of any Environmental Permit. “Environmental Permit” means any Permit, letter, clearance, consent, waiver, closure, exemption, decision, or other action required under or issued, granted, given, authorized by, or made pursuant to Environmental Law. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder. “ERISA Affiliate” means, with respect to any Person, any other Person that, together with such first Person, would be treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code. “Exercise Cap” has the meaning set forth in Section 6.03. “FCPA” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. “Financial Statements” has the meaning set forth in Section 3.05. “GAAP” means United States generally accepted accounting principles in effect from time to time. “Government Contract” has the meaning set forth in Section 6.01. “Governmental Authority” means any federal, state, local, or foreign government, or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations, or orders of such organization or authority have the force of Law), or any arbitrator, court, or tribunal of competent jurisdiction. “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any Governmental Authority. “Hazardous Materials” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally

EXECUTION VERSION 6 occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls. “Initial Closing” has the meaning set forth in Section 2.01. “Initial Closing Aggregate Investment Amount” means Section 2.01. “Initial Preferred Shares” has the meaning set forth in Section 2.01. “Initial Warrants” has the meaning set forth in Section 2.01. “Insurance Policies” has the meaning set forth in Section 3.14. “Intellectual Property” has the meaning set forth in Section 3.10(a). “Intellectual Property Registrations” has the meaning set forth in Section 3.10(b). “Interim Balance Sheet” has the meaning set forth in Section 3.05. “Interim Balance Sheet Date” has the meaning set forth in Section 3.05. “Interim Financial Statements” has the meaning set forth in Section 3.05. “Investor” has the meaning set forth in the preamble. “Knowledge of the Company or the Company’s Knowledge” or any other similar knowledge qualification, means the actual or constructive knowledge of any director or officer of the Company, after due inquiry. “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement, or rule of law of any Governmental Authority. “Liabilities” has the meaning set forth in Section 3.06. “Licensed Intellectual Property” means all Intellectual Property in which the Company holds any rights or interests granted by other Persons, including any of its Affiliates. “Lock-Up Period” has the meaning set forth in Section 2.05. “Lock-Up Securities” has the meaning set forth in Section 2.05 “Losses” means losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, that “Losses” shall not include punitive damages, except in the case of fraud or to the extent actually awarded to a Governmental Authority or other third party.

EXECUTION VERSION 7 “Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to the business, results of operations, condition (financial or otherwise), or assets of the Company. “Material Contracts” has the meaning set forth in Section 3.08(a). “Multiemployer Plan” has the meaning set forth in Section 3.18(b). “Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances, and similar rights obtained, or required to be obtained, from Governmental Authorities. “Permitted Encumbrances” has the meaning set forth in Section 3.09(a). “Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity. “Proxy Statement” has the meaning set forth in Section 6.04. “Purchased Preferred Shares” has the meaning set forth in Section 2.01. “Purchased Warrants” has the meaning set forth in Section 2.01. “Qualified Benefit Plan” has the meaning set forth in Section 3.18(b). “Real Property” means the real property owned, leased, or subleased by the Company, together with all buildings, structures and facilities located thereon. “Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, by and between the Company and the Investor, as such agreement may be amended, restated, or modified from time to time. “Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing, or allowing to escape or migrate into or through the environment (including, without limitation, ambient air (indoor or outdoor), surface water, groundwater, land surface, or subsurface strata or within any building, structure, facility, or fixture). “Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants, and other agents of such Person. “Required Reserve Amount” has the meaning set forth in Section 6.06. “Sanctions” shall mean collectively, i) all applicable Laws, regulations, executive orders, embargoes and restrictive measures relating to the economic sanctions programs administered by OFAC, the U.S. Department of State, the United Nations and other foreign regulators and respective institutions and agencies, where applicable, ii) all applicable Laws concerning exportation, including rules and regulations administered by the U.S. Department of Commerce,

EXECUTION VERSION 8 the U.S. Department of State or the Bureau of Customs and Border Protection of the U.S. Department of Homeland Security and iii) any anti-boycott laws, including any executive orders, rules and regulations. “SEC Documents” means the reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the Securities and Exchange Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein. “Series A Preferred Stock” has the meaning set forth in Section 3.02(a). “Series B Preferred Stock” has the meaning set forth in Section 3.02(a). “Series C Preferred Stock” has the meaning set forth in Section 3.02(a). “Series D Preferred Stock” has the meaning set forth in the Recitals. “Shares” has the meaning set forth in the Recitals. “Stockholder Approval” has the meaning set forth in Section 6.03. “Stockholder Meeting” has the meaning set forth in Section 6.04. “Subject Entity” means any Person, Persons or group or any Affiliate or associate of any such Person, Persons or group. “Subsequent Closing” has the meaning set forth in Section 2.01. “Tax Return” means any return, declaration, report, claim for refund, information return or statement, or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof. “Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto and any interest in respect of such additions or penalties. “Trading Day” means any day on which (A) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading; and (B) there is no Market Disruption Event, provided that the holder, by written notice to the Corporation, may waive any such Market Disruption Event. If the Common Stock is not so listed or traded, then “Trading Day” means a Business Day.

EXECUTION VERSION 9 “Transaction Documents” means this Agreement, the Certificate of Designation, the Warrant Agreement, the Registration Rights Agreement, and all exhibits hereto and thereto. “Union” has the meaning set forth in Section 3.19(b). “Warrant” shall mean that certain common stock purchase warrant for the purchase of shares of the Common Stock which shall be issued to Investor on the date of any Closing under this Agreement. ARTICLE II PURCHASE AND SALE Section 2.01 Purchase and Sale. (a) Initial Closings. Subject to the terms and conditions of this Agreement, Investor severally agrees to purchase, and the Company agrees to sell and issue to Investor, on the dates that each funding milestone is achieved as set forth in Schedule A (the “Initial Closings”), the number of shares of Series D Preferred Stock (the “Initial Preferred Shares”) and the number of Warrants (the “Initial Warrants”) for the prices set forth opposite Investor’s name on Schedule A (the “Initial Closing Aggregate Investment Amount”). The Investor shall pay the Initial Closing Aggregate Investment Amount in the form of direct expenditures made on behalf of Company, the Initial Preferred Shares will be issued by the Company upon the Investor’s demonstration of payment evidence by the presentation of accounts evidencing such expenditures by Investor in form and substance reasonably satisfactory to Company. Any amounts expended by Investor in excess of a milestone as of the date of an Initial Closing shall be credited towards the next Milestone. (b) Subsequent Closings. Subject to the terms and conditions set forth in this Agreement, before the three (3) year-anniversary from the date of this Agreement and subject to extension to such other date mutually agreed by the Company and the Investor, the Company may, upon written request to Investor (the “Additional Closing Notice”), require the Investor to participate in one or more additional Closings (the “Additional Closings”) in which the Company will issue to the Investor additional shares of one or more series of preferred stock of the Company, up to a total of $47,000,000 (the “Additional Preferred Shares”, and together with the Initial Preferred Shares the “Purchased Preferred Shares”), and additional warrants exercisable for an amount of shares of Common Stock with an aggregate initial value equal to thirty percent (30%) of the initial investment amount of such shares of preferred stock of the Company (the “Additional Warrants”, and together with the Initial Warrants, the “Purchased Warrants”), in tranches subject to mutually agreed conversion prices, exercise prices, milestones, assignments, and definitive documentation; provided that, each such Additional Closing is subject to the consent of ATW Special Situations II LLC and its affiliates, as applicable (“ATW”), and any consent(s), if any, otherwise required to be obtained from any investor in the Company’s securities. Each Additional Closing is a “Subsequent Closing” and, together with the Initial Closings, the “Closings” and each, a “Closing”, the day on which the Closing takes place being the “Closing Date”). Section 2.02 Transactions Effected at the Closing.

EXECUTION VERSION 10 (a) At each Closing, Investor shall deliver to the Company: (i) evidence reasonably satisfactory to the Company demonstrating the full expenditure of the applicable Initial Closing Aggregate Investment Amount (the “Purchase Price”) by Investor on behalf of and for the benefit of the Company pursuant to the terms of this Agreement; and (ii) the Transaction Documents and all other agreements, documents, instruments, or certificates required to be delivered by Investor at or prior to the Closing pursuant to Section 5.03 of this Agreement. (b) At each Closing, the Company shall deliver to Investor: (i) stock certificates (or book entry statements) evidencing the applicable Purchased Preferred Shares and warrant certificate evidencing the Warrant on the books and records of the Company, upon request a notice of issuance with respect to the Purchased Preferred Shares being purchased at each applicable Closing by such Investor against payment of the purchase price by check payable to the Company or by wire transfer to a bank account designated by the Company, delivered to the holder no later than five (5) Trading Days after each applicable Closing Date; and (ii) the Transaction Documents and all other agreements, documents, instruments, or certificates required to be delivered by the Company at or prior to the Closing pursuant to Section 5.02 of this Agreement. Section 2.03 Closing. Subject to the terms and conditions of this Agreement, the Closing or Closings contemplated by Section 2.01 shall take place remotely via the electronic exchange of documents and signatures on the applicable Closing Date, with documents being delivered in person, by overnight courier, facsimile, or portable document format (pdf), on such date as the Company and Investor may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”). Section 2.04 Use of Proceeds. Subject to the reasonable prior written consent of Investor (provided that such consent requirement shall be satisfied by the Investor’s acceptance and funding of each Closing), the proceeds of each Closing will be deployed exclusively as UAE related working capital to fund and support, directly or indirectly, the establishment and operation of the Company’s business in the United Arab Emirates (UAE). Acceptable uses of proceeds include, but are not limited to, UAE manufacturing facilities, distribution infrastructure, marketing activities, operational setup, working capital, and establishment of business in the UAE as well as other expenditures which relate to and support the operations in the UAE. Proceeds may be dispatched to recipients outside the UAE so long as the proceeds support the business in the UAE. No later than thirty (30) Business Days after the conclusion of each of the Company’s fiscal quarters, concluding with the last fiscal quarter during which Closing proceeds are spent, the Company shall provide to Investor a written record of all transactions involving Closing proceeds from the previous quarter. Upon receipt of such records, Investor shall have ten (10) Business Days to formally dispute any or all of the listed transactions, by delivering a written notice to the

EXECUTION VERSION 11 Company. Failure to properly dispute a transaction within ten (10) Business Days after receipt of Company transactions will be deemed approval of such transactions. Section 2.05 Lock-Up. Notwithstanding anything in this Agreement to the contrary, the Investor agrees with the Company that during the period beginning on the date of each Closing and ending on the date that is two (2) years following each Closing (the “Lock-Up Period”), the Investor will not, without prior consent from the Company and ATW, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, or otherwise dispose of or transfer any shares of Common Stock issuable upon conversion of the Purchased Preferred Shares (collectively, “Lock-Up Securities”), whether now owned or hereafter acquired by such Investor or with respect to which such Investor has or hereafter acquires the power of disposition, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. For the avoidance of doubt, this Section 2.05 shall not apply to any shares of Common Stock underlying any Purchased Warrants. ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY Except as set forth in the correspondingly numbered Section of the Disclosure Schedules and otherwise as disclosed in the SEC Documents, the Company represents and warrants to Investor that the statements contained in this ARTICLE III are true and correct as of the date hereof. Section 3.01 Organization, Qualification and Authority of the Company. The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the state of Delaware and has full corporate power and authority to (a) enter into this Agreement and the other Transaction Documents to which the Company is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby and (b) own, operate, or lease the properties and assets now owned, operated, or leased by it and to carry on its business as it has been and is currently conducted. The Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary. The execution and delivery by the Company of this Agreement and any other Transaction Document to which the Company is a party, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution, and delivery by Investor) this Agreement constitutes a legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms. When each other Transaction Document to which the Company is or will be a party has been duly executed and delivered by the Company (assuming due authorization, execution, and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of the Company enforceable against it in accordance with its terms.

EXECUTION VERSION 12 Section 3.02 Capitalization. (a) Section 3.02(a) of the Disclosure Schedules sets forth the capitalization table of the Company as of immediately prior to the transaction contemplated by the Agreement. (b) As of immediately following the Closing after giving effect to the transactions contemplated by this Agreement, (i) all of the issued and outstanding shares of capital stock of the Company will have been duly authorized, validly issued, fully paid, and non- assessable, and will be owned of record and beneficially as set forth on Section 3.02(a) of the Disclosure Schedules, (ii) all of the issued and outstanding shares of capital stock of the Company will have been issued in compliance with all applicable federal and state securities Laws, (iii) none of the issued and outstanding shares of capital stock of the Company will have been issued in violation of any agreement, arrangement, or commitment to which the Company or any of its Affiliates is a party or is subject to or in violation of any preemptive or similar rights of any Person, and (iv) all of the Shares will have the rights, preferences, powers, restrictions, and limitations set forth in the Certificate of Designation and under the Delaware General Corporation Law. The shares of Common Stock issuable upon conversion of the Shares in accordance with the Certificate of Designation have been duly reserved for issuance and, upon such issuance, such shares of Common Stock will be (x) duly authorized, validly issued, fully paid, and non-assessable and (y) issued in compliance with applicable all federal and state securities Laws. (c) Except as set forth on Section 3.02(c) of the Disclosure Schedules, the Company does not have outstanding, authorized, or in effect any stock appreciation, phantom stock, profit participation, or similar rights. Except as set forth on Section 3.02(c) of the Disclosure Schedules, there are no voting trusts, stockholder agreements, proxies, or other agreements, understandings, or obligations in effect with respect to the voting, transfer or sale (including any rights of first refusal, rights of first offer, or drag-along rights), issuance (including any pre- emptive or anti-dilution rights), redemption or repurchase (including any put or call or buy-sell rights), or registration (including any related lock-up or market standoff agreements) of any shares of capital stock or other securities of the Company. Section 3.03 Reserved. Section 3.04 No Conflicts; Consents. The execution, delivery, and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws, or other organizational documents of the Company; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to the Company; (c) except as set forth in Section 3.04 of the Disclosure Schedules, require the consent or waiver of, notice to, or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel any Contract to which the Company is a party or by which the Company is bound or to which any of its properties and assets are subject (including any Material Contract) or any Permit affecting the properties, assets, or business of the Company; or (d) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances

EXECUTION VERSION 13 on any properties or assets of the Company. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to the Company in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby. Section 3.05 Financial Statements; Projections. (a) Complete copies of the Company’s audited financial statements consisting of the Balance Sheet of the Company as at December 31 in each of the years 2022, 2023 and 2024 and the related statements of income and retained earnings, stockholders’ equity, and cash flow for the years then ended (the “Audited Financial Statements”), and unaudited financial statements consisting of the Balance Sheet of the Company as at September 30, 2025 and the related statements of income and retained earnings, stockholders’ equity, and cash flow for the nine-month period then ended (the “Interim Financial Statements” and together with the Audited Financial Statements, the “Financial Statements”) are included in the periodic reports required to be filed by the Company with the SEC pursuant to the reporting requirements of the 1934 Act. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (the effect of which will not be materially adverse) and the absence of notes (that, if presented, would not differ materially from those presented in the Audited Financial Statements). The Financial Statements are based on the books and records of the Company, and fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The audited balance sheet of the Company as of December 31, 2024 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date” and the balance sheet of the Company as of September 30, 2025 is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date”. The Company maintains a standard system of accounting established and administered in accordance with GAAP. (b) Investor hereby acknowledges that (i) projections are inherently subject to substantial and numerous uncertainties and to a wide variety of significant business, economic. and competitive risks, and the assumptions underlying the projections may be inaccurate in any material respect, (ii) Investor is familiar with such uncertainties, risks, and potential inaccuracies and takes full responsibility for making its own evaluation of the adequacy and accuracy of all projections (including the reasonableness of the assumptions underlying such projections), (iii) the actual results achieved may vary significantly from the forecasts, and the variations may be material, and (iv) the projections have not been compiled, audited, or examined by independent accountants and have not been prepared in accordance with GAAP. Therefore, the Company makes no representations or warranties whatsoever regarding such projections, their accuracy, or the Company’s ability to achieve forecasted results and Investor shall have no claim against the Company or any other Person with respect thereto. Section 3.06 Undisclosed Liabilities. Except, the Company has no liabilities, obligations, or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured, or otherwise (“Liabilities”) of a type required to be reflected on a balance sheet prepared in accordance with GAAP, except

EXECUTION VERSION 14 (a) those as set forth on Section 3.06 of the Disclosure Schedules, (b) those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date, and (c) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount. Section 3.07 Absence of Certain Changes, Events, and Conditions. Since the Balance Sheet Date, and other than in the ordinary course of business consistent with past practice or as set forth on Section 3.07(a) of the Disclosure Schedules, there has not been, with respect to the Company, any: (a) event, occurrence, or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (b) amendment of the charter, by-laws, or other organizational documents of the Company; (c) split, combination, or reclassification of any shares of its capital stock; (d) issuance, sale, or other disposition of any of its capital stock, or grant of any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock; (e) declaration or payment of any dividends or distributions on or in respect of any of its capital stock or redemption, purchase, or acquisition of its capital stock; (f) material change in any method of accounting or accounting practice of the Company, except as required by GAAP or as disclosed in the notes to the Financial Statements; (g) incurrence, assumption, or guarantee of any indebtedness for borrowed money except unsecured current obligations and Liabilities incurred in the ordinary course of business consistent with past practice; (h) transfer, assignment, sale, or other disposition of any of the assets shown or reflected in the Balance Sheet or cancellation, discharge, or payment of any material debts, liens, or entitlements; (i) transfer, assignment, or grant of any license or sublicense of any material rights under or with respect to any Intellectual Property; (j) any capital investment in, or any loan to, any other Person; (k) acceleration, termination, material modification or amendment to, or cancellation of any material contract (including, but not limited to, any Material Contract) to which the Company is a party or by which it is bound; (l) any material capital expenditures;

EXECUTION VERSION 15 (m) imposition of any Encumbrance upon any of the Company properties, capital stock, or assets, tangible or intangible; (n) adoption, modification, or termination of any: (i) material employment, severance, retention, or other agreement with any current or former employee, officer, director, independent contractor, or consultant, (ii) Benefit Plan, or (iii) collective bargaining or other agreement with a Union, in each case whether written or oral; (o) any loan to (or forgiveness of any loan to), or entry into any other transaction with, any of its stockholders, directors, officers, and employees; (p) entry into a new line of business or abandonment or discontinuance of existing lines of business; (q) adoption of any plan of merger, consolidation, reorganization, liquidation, or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law; (r) acquisition by merger or consolidation with, or by purchase of a substantial portion of the assets or stock of, or by any other manner, any business or any Person or any division thereof; or (s) any Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing. Section 3.08 Material Contracts. (a) Section 3.08(a) of the Disclosure Schedules lists each of the following Contracts of the Company (such Contracts, together with all Contracts concerning the occupancy, management, or operation of any Real Property (including without limitation, brokerage contracts) listed or otherwise disclosed in Section 3.09(b) of the Disclosure Schedules and all Contracts relating to Intellectual Property set forth in Section 3.10(d) and Section 3.10(f) of the Disclosure Schedules, being “Material Contracts”): (i) each Contract of the Company involving aggregate consideration in excess of $500,000 and which, in each case, cannot be cancelled by the Company without penalty or without more than 90 days’ notice; (ii) all Contracts that require the Company to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions; (iii) all Contracts that provide for the indemnification by the Company of any Person or the assumption of any Tax, environmental, or other Liability of any Person; (iv) all Contracts that relate to the acquisition or disposition of any business, a material amount of stock or assets of any other Person, or any real property (whether by merger, sale of stock, sale of assets, or otherwise);

EXECUTION VERSION 16 (v) all broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing consulting, and advertising Contracts to which the Company is a party; (vi) all employment agreements and Contracts with independent contractors or consultants (or similar arrangements) to which the Company is a party and which are not cancellable without material penalty or without more than 90 days’ notice; (vii) except for Contracts relating to trade receivables, all Contracts relating to indebtedness (including, without limitation, guarantees) of the Company; (viii) all Contracts with any Governmental Authority to which the Company is a party; (ix) all Contracts that limit or purport to limit the ability of the Company to compete in any line of business or with any Person or in any geographic area or during any period of time; (x) any Contracts to which the Company is a party that provide for any joint venture, partnership, or similar arrangement by the Company; (xi) all collective bargaining agreements or Contracts with any Union to which the Company is a party; and (xii) any other Contract that is material to the Company and not previously disclosed pursuant to this Section 3.08. (b) Each Material Contract is valid and binding on the Company in accordance with its terms and is in full force and effect. None of the Company or, to the Company’s Knowledge, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), in any material respect, or has provided or received any notice of any intention to terminate, any Material Contract. No event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Material Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder. Complete and correct copies of each Material Contract (including all modifications, amendments, and supplements thereto, and waivers thereunder) have been made available to Investor. Section 3.09 Title to Assets; Real Property. (a) The Company has good and valid (and, in the case of owned Real Property, good and marketable fee simple) title to, or a valid leasehold interest in, all Real Property, and other assets reflected in the Audited Financial Statements or acquired after the Balance Sheet Date, other than properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice since the Balance Sheet Date. All such properties and assets (including leasehold interests) are free and clear of Encumbrances except for the following (collectively referred to as “Permitted Encumbrances”):

EXECUTION VERSION 17 (i) those items set forth in Section 3.09(a) of the Disclosure Schedules; (ii) liens for Taxes not yet due and payable or being contested in good faith by appropriate procedures and for which there are adequate accruals or reserves on the Balance Sheet; (iii) mechanics, carriers’, workmen’s, repairmen’s, or other like liens arising or incurred in the ordinary course of business consistent with past practice or amounts that are not delinquent and which are not, individually or in the aggregate, material to the business of the Company; (iv) easements, rights of way, zoning ordinances, and other similar Encumbrances affecting Real Property which are not, individually or in the aggregate, material to the business of the Company; or (v) other than with respect to owned Real Property, liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice which are not, individually or in the aggregate, material to the business of the Company. Section 3.10 Intellectual Property. (a) “Intellectual Property” means any and all trademarks and domain names; original works of authorship and related copyrights; trade secrets, whether or not patentable; designs and inventions and related patents; and similar intangible property in which any Person holds proprietary rights, title, interests, or protections, however arising, pursuant to the Laws of any jurisdiction throughout the world, all applications, registrations, renewals, issues, reissues, extensions, divisions, and continuations in connection with any of the foregoing and the goodwill connected with the use of and symbolized by any of the foregoing. (b) Section 3.10(b) of the Disclosure Schedules lists all Company Intellectual Property that is either (i) subject to any issuance, registration, application, or other filing by, to, or with any Governmental Authority or authorized private registrar in any jurisdiction (collectively, “Intellectual Property Registrations”), including registered trademarks, domain names, and copyrights, issued and reissued patents, and pending applications for any of the foregoing; or (ii) used in or necessary for the Company’s current or planned business or operations. All required filings and fees related to the Intellectual Property Registrations have been timely filed with and paid to the relevant Governmental Authorities and authorized registrars, and all Intellectual Property Registrations are otherwise in good standing. (c) The Company owns, exclusively or jointly with other Persons, all right, title, and interest in and to the Company Intellectual Property, free and clear of Encumbrances. Without limiting the generality of the foregoing, the Company has entered into binding, written agreements with every current and former employee of the Company, and with every current and former independent contractor, whereby such employees and independent contractors (i) assign to the Company any ownership interest and right they may have in the Company Intellectual Property; and (ii) acknowledge the Company’s exclusive ownership of all Company Intellectual

EXECUTION VERSION 18 Property. The Company is in full compliance with all legal requirements applicable to the Company Intellectual Property and the Company’s ownership and use thereof. (d) Section 3.10(d) of the Disclosure Schedules lists all licenses, sublicenses, and other agreements whereby the Company is granted rights, interests, and authority, whether on an exclusive or non-exclusive basis, with respect to any Licensed Intellectual Property that is used in or necessary for the Company’s current or planned business or operations. All such agreements are valid, binding, and enforceable between the Company and the other parties thereto, and the Company and such other parties are in full compliance with the terms and conditions of such agreements. (e) The Company Intellectual Property and Licensed Intellectual Property as currently or formerly owned, licensed, or used by the Company or proposed to be used, and the Company’s conduct of its business as currently and formerly conducted and proposed to be conducted have not, do not, and will not infringe, violate, or misappropriate the Intellectual Property of any Person. The Company has not received any communication, and no Action has been instituted, settled or, to the Company’s Knowledge, threatened that alleges any such infringement, violation, or misappropriation, and none of the Company Intellectual Property are subject to any outstanding Governmental Order. (f) Section 3.10(f) of the Disclosure Schedules lists all licenses, sublicenses, and other agreements pursuant to which the Company grants rights or authority to any Person with respect to any Company Intellectual Property or Licensed Intellectual Property. All such agreements are valid, binding, and enforceable between the Company and the other parties thereto, and the Company and such other parties are in full compliance with the terms and conditions of such agreements. No Person has infringed, violated, or misappropriated, or is infringing, violating, or misappropriating, any Company Intellectual Property. Section 3.11 Inventory. All inventory of the Company, whether or not reflected in the Balance Sheet, consists of a quality and quantity usable and salable in the ordinary course of business consistent with past practice, except for obsolete, damaged, defective, or slow-moving items that have been written off or written down to fair market value or for which adequate reserves have been established. All such inventory is owned by the Company free and clear of all Encumbrances, and no inventory is held on a consignment basis. The quantities of each item of inventory (whether raw materials, work-in-process, or finished goods) are not excessive, but are reasonable in the present circumstances of the Company. Section 3.12 Accounts Receivable. The accounts receivable reflected on the Interim Balance Sheet and the accounts receivable arising after the date thereof (a) have arisen from bona fide transactions entered into by the Company involving the sale of goods or the rendering of services in the ordinary course of business consistent with past practice; and (b) constitute only valid, undisputed claims of the Company not subject to claims of set-off or other defenses or counterclaims other than normal cash discounts accrued in the ordinary course of business consistent with past practice. The reserve for bad debts shown on the Interim Balance Sheet or, with respect to accounts receivable arising after the Interim Balance Sheet Date, on the accounting records of the Company have been determined in accordance with GAAP, consistently applied, subject to normal year-end adjustments and the absence of disclosures normally made in footnotes.

EXECUTION VERSION 19 Section 3.13 Reserved. Section 3.14 Insurance. Section 3.14 of the Disclosure Schedules sets forth a true and complete list of all current policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, directors’ and officers’ liability, fiduciary liability, and other casualty and property insurance maintained by the Company or its Affiliates and relating to the assets, business, operations, employees, officers, and directors of the Company (collectively, the “Insurance Policies”). Such Insurance Policies are in full force and effect and shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement. Neither the Company nor any of its Affiliates has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies. The Insurance Policies are of the type and in the amounts customarily carried by Persons conducting a business similar to the Company and are sufficient for compliance with all applicable Laws and Contracts to which the Company is a party or by which it is bound. Except as set forth on Section 3.14 of the Disclosure Schedules, there are no claims related to the business of the Company pending under any such Insurance Policies as to which coverage has been questioned, denied, or disputed or in respect of which there is an outstanding reservation of rights. Section 3.15 Legal Proceedings; Governmental Orders. (a) Except as set forth in Section 3.15(a) of the Disclosure Schedules, there are no Actions pending or, to the Company’s Knowledge, threatened against or by the Company affecting any of its properties or assets (or by or against the Company or any Affiliate thereof and relating to the Company). (b) Except as set forth in Section 3.15(b) of the Disclosure Schedules, there are no outstanding Governmental Orders and no unsatisfied judgments, penalties, or awards against or affecting the Company or any of its properties or assets. Section 3.16 Compliance With Laws; Permits. All Permits required for the Company to conduct its business have been obtained by it and are valid and in full force and effect. All fees and charges with respect to such Permits as of the date hereof have been paid in full. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse, or limitation of any current Permits issued to the Company. Section 3.17 Environmental Matters. (a) The Company is currently and has been in compliance with all Environmental Laws and has not received from any Person any: (i) Environmental Notice or Environmental Claim; or (ii) written request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date. (b) The Company has obtained and is in material compliance with all Environmental Permits necessary for the ownership, lease, operation, or use of the business or assets of the Company and all such Environmental Permits will be in full force and effect through

EXECUTION VERSION 20 the Closing Date in accordance with Environmental Law, and the Company is not aware of any condition, event, or circumstance that might prevent or impede, after the Closing Date, the ownership, lease, operation, or use of the business or assets of the Company as currently carried out. (c) No real property currently or formerly owned, operated, or leased by the Company is listed on, or has been proposed for listing on, the National Priorities List (or CERCLIS) under CERCLA, or any similar state list. (d) There has been no Release of Hazardous Materials in contravention of Environmental Law with respect to the business or assets of the Company or any real property currently or formerly owned, operated, or leased by the Company, and the Company has not received an Environmental Notice that any real property currently or formerly owned, operated, or leased in connection with the business of the Company (including soils, groundwater, surface water, buildings, and other structure located on any such real property) has been contaminated with any Hazardous Material which could reasonably be expected to result in an Environmental Claim against, or a violation of Environmental Law or term of any Environmental Permit by, the Company. (e) The Company has not retained or assumed, by contract or operation of Law, any liabilities or obligations of third parties under Environmental Law. (f) The Company has provided or otherwise made available to Investor and listed in Section 3.17(h) of the Disclosure Schedules: (i) any and all environmental reports, studies, audits, records, sampling data, site assessments, risk assessments, economic models, and other similar documents with respect to the business or assets of the Company or any currently or formerly owned, operated, or leased real property which are in the possession or control of the Company related to compliance with Environmental Laws, Environmental Claims, or an Environmental Notice or the Release of Hazardous Materials; and (ii) any and all material documents concerning planned or anticipated capital expenditures required to reduce, offset, limit, or otherwise control pollution and/or emissions, manage waste, or otherwise ensure compliance with current or future Environmental Laws (including, without limitation, costs of remediation, pollution control equipment, and operational changes). (g) The Company is not aware of and does not reasonably anticipate, any condition, event or circumstance concerning the Release or regulation of Hazardous Materials that might prevent, impede, or materially increase the costs associated with the ownership, lease, operation, performance, or use of the business or assets of the Company as currently carried out. Section 3.18 Employee Benefit Matters. (a) Section 3.18(a) of the Disclosure Schedules contains a true and complete list of each pension, benefit, retirement, compensation, profit-sharing, deferred compensation, incentive, performance award, phantom equity, stock or stock-based, change in control, retention, severance, vacation, paid time off, fringe-benefit and other similar agreement, plan, policy, program, or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the

EXECUTION VERSION 21 meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, which is or has been maintained, sponsored, contributed to, or required to be contributed to by the Company for the benefit of any current or former employee, officer, director, retiree, independent contractor, or consultant of the Company or any spouse or dependent of such individual, or under which the Company has or may have any Liability, or with respect to which Investor or any of its Affiliates would reasonably be expected to have any Liability, contingent or otherwise (as listed on Section 3.18(a) of the Disclosure Schedules, each, a “Benefit Plan”). With respect to each Benefit Plan, the Company has made available to Investor accurate, current, and complete copies of each of the following: (i) where the Benefit Plan has been reduced to writing, the plan document together with all amendments; (ii) where the Benefit Plan has not been reduced to writing, a written summary of all material plan terms; and (iii) in the case of any Benefit Plan that is intended to be qualified under Section 401(a) of the Code, a copy of the most recent determination, opinion, or advisory letter from the Internal Revenue Service. (b) Each Benefit Plan (other than any multiemployer plan within the meaning of Section 3(37) of ERISA (each a “Multiemployer Plan”)) has been established, administered, and maintained in accordance with its terms and in compliance with all applicable Laws (including ERISA and the Code). Each Benefit Plan that is intended to be qualified under Section 401(a) of the Code (a “Qualified Benefit Plan”) is so qualified and has received a favorable and current determination letter from the Internal Revenue Service, or with respect to a prototype plan, can rely on an opinion letter from the Internal Revenue Service to the prototype plan sponsor, to the effect that such Qualified Benefit Plan is so qualified and that the plan and the trust related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and nothing has occurred that could reasonably be expected to cause the revocation of such determination letter from the Internal Revenue Service or the unavailability of reliance on such opinion letter from the Internal Revenue Service, as applicable, nor has such revocation or unavailability been threatened. Nothing has occurred with respect to any Benefit Plan that has subjected or could reasonably be expected to subject the Company to a penalty under Section 502 of ERISA or to tax or penalty under Section 4975 of the Code. All benefits, contributions, and premiums relating to each Benefit Plan have been timely paid in accordance with the terms of such Benefit Plan and all applicable Laws and accounting principles, and all benefits accrued under any unfunded Benefit Plan have been paid, accrued, or otherwise adequately reserved to the extent required by, and in accordance with, GAAP. There is no pending or, to the Company’s Knowledge, threatened Action relating to a Benefit Plan (other than routine claims for benefits). (c) Neither the Company nor any of its ERISA Affiliates has (i) incurred or reasonably expects to incur, either directly or indirectly, any material Liability under Title I or Title IV of ERISA or related provisions of the Code or foreign Law relating to employee benefit plans; (ii) failed to timely pay premiums to the Pension Benefit Guaranty Corporation; (iii) withdrawn from any Benefit Plan; or (iv) engaged in any transaction which would give rise to liability under Section 4069 or Section 4212(c) of ERISA. (d) With respect to each Benefit Plan (i) no such plan is a Multiemployer Plan, and all contributions required to be paid by the Company or its ERISA Affiliates have been timely paid to the applicable Multiemployer Plan; (ii) no such plan is a “multiple employer plan” within the meaning of Section 413(c) of the Code or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA); (iii) no Action has been initiated by the Pension Benefit

EXECUTION VERSION 22 Guaranty Corporation to terminate any such plan or to appoint a trustee for any such plan; (iv) no such plan is subject to the minimum funding standards of Section 302 of ERISA or Section 412 of the Code; and (v) no “reportable event,” as defined in Section 4043 of ERISA, has occurred with respect to any such plan. (e) Other than as required under Section 601 et. seq. of ERISA or other applicable Law, no Benefit Plan provides post-termination or retiree welfare benefits to any individual for any reason, and neither the Company nor any of its ERISA Affiliates has any Liability to provide post-termination or retiree welfare benefits to any individual. (f) Neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any current or former director, officer, employee, independent contractor, or consultant of the Company to severance pay or any other payment; (ii) accelerate the time of payment, funding, or vesting, or increase the amount of compensation due to any such individual; (iii) limit or restrict the right of the Company to merge, amend, or terminate any Benefit Plan; or (iv) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan. Section 3.19 Employment Matters. (a) As of the date hereof, all compensation, including wages, commissions, and bonuses, payable to employees, independent contractors, or consultants of the Company for services performed on or prior to the date hereof have been paid in full (or accrued in full on the audited balance sheet contained in the Closing Working Capital Statement) and there are no outstanding agreements, understandings, or commitments of the Company with respect to any employment, compensation, commissions, or bonuses. (b) The Company is not, and has not been for the past two (2) years, a party to, bound by, or negotiating any collective bargaining agreement or other Contract with a union, works council, or labor organization (collectively, “Union”), and there is not, and has not been for the past two (2) years, any Union representing or purporting to represent any employee of the Company, and, to the Company’s Knowledge, no Union or group of employees is seeking or has sought to organize employees for the purpose of collective bargaining. There has never been, nor has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime, or other similar labor disruption or dispute affecting the Company or any of its employees. The Company has no duty to bargain with any Union. (c) The Company is and has been in compliance in all material respects with all applicable Laws pertaining to employment and employment practices, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, and unemployment insurance. All individuals characterized and treated by the Company as independent contractors or consultants are properly treated as independent contractors under all applicable Laws. All employees classified as exempt

EXECUTION VERSION 23 under the Fair Labor Standards Act and state and local wage and hour laws are properly classified in all material respects. Except as set forth in Section 3.19(c) of the Disclosure Schedule, there are no Actions against the Company pending, or to the Company’s Knowledge, threatened to be brought or filed, by or with any Governmental Authority or arbitrator in connection with the employment of any current or former applicant, employee, consultant, volunteer, intern, or independent contractor of the Company, including, without limitation, any claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay, wage and hours, or any other employment related matter arising under applicable Laws. Section 3.20 Taxes. Except as set forth in Section 3.20 of the Disclosure Schedules: (a) The Company has timely filed all Tax Returns that it was required to file. All such Tax Returns were complete and correct in all respects. All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been timely paid. (b) The Company has withheld and paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, shareholder, or other party, and complied with all information reporting and backup withholding provisions of applicable Law. (c) No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company. (d) All deficiencies asserted, or assessments made, against the Company as a result of any examinations by any taxing authority have been fully paid. (e) The Company is not a party to any Action by any taxing authority. There are no pending or threatened Actions by any taxing authority. (f) The Company has delivered to Investor copies of all federal, state, local, and foreign income, franchise, and similar Tax Returns, examination reports, and statements of deficiencies assessed against, or agreed to by, the Company for all Tax periods ending after December 31, 2024. (g) The Company has not been a member of an affiliated, combined, consolidated, or unitary Tax group for Tax purposes. The Company has no Liability for Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local, or foreign Law), as transferee or successor, by contract or otherwise. Section 3.21 Books and Records. The minute books and stock record books of the Company, all of which have been made available to Investor, are complete and correct and have been maintained in accordance with sound business practices. The minute books of the Company contain in all material respects accurate and complete records of all meetings, and actions taken by written consent of, the stockholders, the board of directors and any committees of the board of directors of the Company, and no meeting, or action taken by written consent, of any such stockholders, board of directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books.

EXECUTION VERSION 24 Section 3.22 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of the Company. Section 3.23 Transactions With Affiliates. There are no Contracts or other transactions between or among the Company, on the one hand, and any officer, director, present or former stockholder (including any spouse, parent, sibling, descendants (including adoptive relationships and stepchildren) of any such natural persons, or trust or other entity in which any such natural persons or such other individuals owns or otherwise holds any beneficial interest) or Affiliate of the Company, on the other hand. Section 3.24 Foreign Corrupt Practices Act. Neither the Company nor, to the Company’s knowledge, any other person associated with or acting on behalf of the Company, including, without limitation, any director, officer, agent, employee, or Affiliate of the Company has (a) used any corporate funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity or to influence official action; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; or (d) violated or is in violation of any provision of the FCPA, as amended, and the rules and regulations thereunder; and the Company has instituted and maintains policies and procedures designed to ensure compliance therewith. Section 3.25 Sanctions; Anti-Terrorism. Neither the Company nor any of its U.S. Subsidiaries, or, to the knowledge of the Company and its U.S. Subsidiaries, none of their Affiliates (i) is in violation of any Anti-Terrorism Law, or (ii) is a Blocked Person, or is controlled by a Blocked Person. Neither the Company nor any of its U.S. Subsidiaries, or, to the knowledge of the Company and its U.S. Subsidiaries, none of their Affiliates, (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (B) deals in any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. No part of the proceeds of the Shares will be used directly or, to the knowledge of the Company and its U.S. Subsidiaries, indirectly for any payments to any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA or any other applicable Law dealing with such matters. Section 3.26 Anti-Money Laundering. The operations of the Company are conducted, in compliance in all material respects with the requirements of applicable Anti-Money Laundering Laws. As of the date hereof, no action or proceeding involving the Company with respect to compliance with Anti-Money Laundering Laws is pending or, to the Company’s Knowledge, threatened by any Governmental Authority.

EXECUTION VERSION 25 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF INVESTOR Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, Investor represents and warrants to the Company that the statements contained in this ARTICLE IV are true and correct as of the date hereof. Section 4.01 Organization and Authority of Investor. Investor is duly organized, validly existing and in good standing under the Laws of Ras al Khaima, United Arab Emirates. Investor has full power and authority to enter into this Agreement and the other Transaction Documents to which Investor is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Investor of this Agreement and any other Transaction Document to which Investor is a party, the performance by Investor of its obligations hereunder and thereunder and the consummation by Investor of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Investor. This Agreement has been duly executed and delivered by Investor, and (assuming due authorization, execution, and delivery by the Company) this Agreement constitutes a legal, valid, and binding obligation of Investor enforceable against Investor in accordance with its terms. When each other Transaction Document to which Investor is or will be a party has been duly executed and delivered by Investor (assuming due authorization, execution, and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of Investor enforceable against it in accordance with its terms. Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Investor of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the organizational documents of Investor; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Investor; or (c) except as set forth in Section 4.02 of the Disclosure Schedules, require the consent, notice, or other action by any Person under any Contract to which Investor is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Investor in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby. Section 4.03 Reliance on Exemptions. The Investor understands that the Securities are being offered in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein and in the Transaction Documents in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities. Section 4.04 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated

EXECUTION VERSION 26 by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Investor. Section 4.05 Information Concerning the Company. (a) Such Investor understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in this Agreement. Such Investor represents that it is able to bear any loss associated with an investment in the Securities. (b) Such Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its Affiliates, as investment or tax advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its Affiliates shall not be considered investment or tax advice or a recommendation to purchase the Securities, and that neither the Company nor any of its Affiliates is acting or has acted as an advisor to such Investor in deciding to invest in the Securities. Such Investor acknowledges that neither the Company nor any of its Affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining such Investor’s authority to invest in the Securities. (c) Such Investor is familiar with the business and financial condition and operations of the Company. Such Investor has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities. (d) Such Investor understands that, unless such Investor notifies the Company in writing to the contrary at or before the Closing, each of such Investor’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by such Investor. (e) Such Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment. Section 4.06 Non-Reliance. (a) Such Investor represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities shall not be considered investment advice or a recommendation to purchase the Securities. (b) Such Investor confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to such Investor regarding the legality of an investment in the Securities under applicable securities or tax laws. In deciding to purchase the Securities, such Investor is not relying on the advice or recommendations of the Company and such Investor has made its own

EXECUTION VERSION 27 independent decision that the investment in the Securities is suitable and appropriate for such Investor. Section 4.07 Status of Investor. (a) Such Investor has such knowledge, skill and experience in business, financial and investment matters that such Investor is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of such Investor’s own professional advisors, to the extent that such Investor has deemed appropriate, such Investor has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Agreement. Such Investor has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and such Investor is able to bear the risks associated with an investment in the Securities, and it is authorized to invest in the Securities. (b) Such Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Investor agrees to furnish any additional information requested by the Company or any of its Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. Such Investor acknowledges that such Investor has completed the Investor Questionnaire contained in Appendix B and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by such Investor to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission. (c) If such Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Investor’s jurisdiction. (d) Neither such Investor, nor any of its officers, directors, employees, agents, stockholders or partners, is a sanctioned party. (e) Neither such Investor, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (x) engaged in any general solicitation, or (y) published any advertisement in connection with the offer and sale of the Securities. (f) Such Investor acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Such Investor agrees that neither any Investor nor the respective controlling Persons,

EXECUTION VERSION 28 officers, directors, partners, agents, or employees of any Investor shall be liable to any other Investor for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities. (g) If such Investor is an individual, then such Investor resides in the state or province identified in the address of such Investor set forth on such Investor’s signature page or Exhibit A; if such Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of such Investor in which it has its principal place of business is identified in the address or addresses of such Investor set forth on such Investor’s signature page or Exhibit A. Section 4.08 Restrictions on Transfer or Sale of Securities. (a) Such Investor is acquiring the Securities solely for such Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. Such Investor understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Investor and of the other representations made by such Investor in this Agreement. Such Investor understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions. (b) Such Investor understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that such Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act. (c) Such Investor agrees: (A) that the Investor will not sell, assign, pledge, give, transfer, or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable State Securities Laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of State Securities Laws; (B) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its Affiliates shall not be required to give effect to any purported transfer of such Securities, except upon compliance with the foregoing restrictions. (d) The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

EXECUTION VERSION 29 Section 4.09 Foreign Corrupt Practices Act. Neither the Investor nor, to the Investor’s knowledge, any other person associated with or acting on behalf of the Investor, including, without limitation, any director, officer, agent, employee, or Affiliate of the Investor has (a) used any corporate funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity or to influence official action; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; or (d) violated or is in violation of any provision of the FCPA, as amended, and the rules and regulations thereunder; and the Company has instituted and maintains policies and procedures designed to ensure compliance therewith. Section 4.10 Sanctions; Anti-Terrorism. Neither the Investor nor any of its U.S. Subsidiaries, or, to the knowledge of the Investor and its U.S. Subsidiaries, none of their Affiliates (i) is in violation of any Anti-Terrorism Law, or (ii) is a Blocked Person, or is controlled by a Blocked Person. Neither the Investor nor any of its U.S. Subsidiaries, or, to the knowledge of the Investor and its U.S. Subsidiaries, none of their Affiliates, (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (B) deals in any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. No part of the proceeds of the Shares will be used directly or, to the knowledge of the Investor and its U.S. Subsidiaries, indirectly for any payments to any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA or any other applicable Law dealing with such matters. Section 4.11 Anti-Money Laundering. (a) The operations of the Investor are, and have during the past five (5) years been conducted, in compliance in all material respects with the requirements of applicable Anti- Money Laundering Laws. As of the date hereof, no action or proceeding involving the Investor with respect to compliance with Anti-Money Laundering Laws is pending or, to the Investor’s Knowledge, threatened by any Governmental Authority. (b) Neither Investor nor any of its Affiliates is a Sanctioned Person. (c) No portion of any payment made to the Company for the transactions contemplated by this Agreement shall derive from a Sanctioned Person or activity that is contrary to a Sanctions requirement or any applicable Law. (d) No portion of any payment made to the Company for the transactions contemplated by this Agreement have been derived from or will have been derived from, or constitute, either directly or indirectly, the proceeds of any criminal activity under Anti-Money Laundering Laws.

EXECUTION VERSION 30 ARTICLE V CONDITIONS TO CLOSING Section 5.01 Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions: No Governmental Authority shall have enacted, issued, promulgated, enforced, or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining, or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof. Section 5.02 Conditions to Obligations of Investor. The obligations of Investor to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Investor’s waiver, at or prior to the Closing, of each of the following conditions: (a) This Agreement and each of the other Transaction Documents shall have been executed and delivered by the parties thereto and true and complete copies thereof shall have been delivered to Investor. (b) Representations and Warranties. Each and every representation and warranty of the Company set forth herein shall be true and correct in all material respects (except where qualified by materiality or Material Adverse Effect, which shall be true and correct in all respect) as of the date when made and as of such date of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such date of the applicable Closing Date. The Investor shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of such date of the applicable Closing Date, to the foregoing effect. (c) Investor shall have received a certificate of the Secretary of the Company certifying: (i) that attached thereto are true and complete copies of all resolutions and other consents adopted by the board of directors and stockholders of the Company authorizing and approving the execution, delivery, filing, and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions and consents are in full force and effect as of the Closing and are all the resolutions and consents adopted in connection with the transactions contemplated hereby and thereby; (ii) that attached thereto are true and complete copies of the certificate of incorporation and by-laws of the Company and that such organizational documents are in full force and effect as of the Closing; and

EXECUTION VERSION 31 (iii) the names and signatures of the officers of the Company authorized to sign this Agreement, the Transaction Documents, and the other documents to be delivered hereunder and thereunder. (d) The Company shall have duly adopted the Certificate of Designation, which shall have been filed with the Secretary of State of Delaware and become effective under the Delaware General Corporation Law on or prior to the Closing and which shall remain in full force and effect as of the Closing, and Investor shall have received a certificate of the Secretary of State of Delaware certifying that the Certificate of Designation has been filed and is effective. (e) The Company shall have delivered to Investor a good standing certificate (or its equivalent) for the Company from the secretary of state or similar Governmental Authority of the jurisdiction under the Laws in which the Company is organized. (f) The Company shall issue the Purchased Preferred Shares and the Warrants on the books and records of the Company, with certificates (or book entry statements) with respect thereto delivered to the holder no later than five (5) Trading Days after the applicable Closing Date. (g) The Company shall have delivered to Investor such other documents or instruments as Investor reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement. Section 5.03 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or the Company’s waiver, at or prior to the Closing, of each of the following conditions: (a) This Agreement and each of the other Transaction Documents shall have been executed and delivered by the parties thereto and true and complete copies thereof shall have been delivered to the Company. (b) Representations and Warranties. The representations and warranties of the Investor set forth herein shall be true and correct in all material respects (except where qualified by materiality or Material Adverse Effect, which shall be true and correct in all respect) as of the date when made and as of such date of Additional Closing as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with at or prior to such date of Additional Closing. (c) The Company shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Investor certifying the names and signatures of the officers of Investor authorized to sign this Agreement, the Transaction Documents, and the other documents to be delivered hereunder and thereunder. (d) Investor shall have delivered to the Company cash in an amount equal to the Purchase Price by wire transfer in immediately available funds, to an account or accounts designated in writing by the Company to Investor.

EXECUTION VERSION 32 ARTICLE VI COVENANTS Section 6.01 Restriction on Access to Government Contracts. Notwithstanding any other provision of this Agreement or any Transaction Document to the contrary, the Investor shall not have any right to access, review, inspect, or receive copies of any Contract to which the Company is a party if such Contract is with, or relates to any program, project, or activity of, any U.S. Governmental Authority (each, a “Government Contract”). For the avoidance of doubt, the Company shall have no obligation to provide, and shall not provide, any Government Contract or any information contained therein to the Investor or any of its Representatives in connection with any due diligence, information rights, inspection rights, or other similar rights granted under this Agreement or any other Transaction Document. This restriction shall apply regardless of whether any such Government Contract would otherwise be required to be disclosed pursuant to the Company’s representations, warranties, or covenants hereunder. Section 6.02 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement. Section 6.03 Exercise Cap. Unless the Company obtains Stockholder Approval (as defined below), the aggregate amount of Conversion Shares and Warrant Shares issuable pursuant to the Certificate of Designation and the Warrant, and the aggregate amount of “as-converted” votes exercisable pursuant to the Certificate of Designation, shall, in each case, not exceed the Exercise Cap (as defined below). “Stockholder Approval” means the approval of a sufficient amount of holders of the Company’s Common Stock to satisfy the shareholder approval requirements for the transactions contemplated by the Transaction Documents as provided in the rules of the Trading Market. “Exercise Cap” means 5,914,664 common shares of the Company, subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification, or similar transaction that proportionately decreases or increases the total issued and outstanding shares of Common Stock. Section 6.04 Stockholder Approval. Subject to the rules of Nasdaq Stock Market, if any conversion of the Purchased Preferred Shares or the exercise of any portion of the Warrants would require obtaining the Stockholder Approval, the Company shall not allow any such conversion or exercise until after receiving such Stockholder Approval, at a meeting of the stockholders of the Company (the “Stockholder Meeting”). The Company shall use its reasonable efforts to obtain the Stockholder Approval. In connection therewith, the Company will prepare and file with the Commission a proxy statement to be sent to the Company’s stockholders in connection with the Stockholder Meeting (the “Proxy Statement”). Section 6.05 Conversion Procedures. The form of Conversion Notice (as defined in the Certificate of Designations) included in the Purchased Preferred Shares sets forth the totality of the procedures required of the Investor in order to convert the Preferred Shares. The Company shall honor conversions request and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Purchased Preferred Shares. Without limiting

EXECUTION VERSION 33 the preceding sentences, no ink-original Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice form be required in order to convert the Purchased Preferred Shares. Section 6.06 Required Reserve Amount. So long as any of the Securities remain outstanding, the Company shall at all times have no less than a number of shares of authorized but unissued Common Stock equal to the number of Conversion Shares and Warrant Underlying Shares (the “Required Reserve Amount”). If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will limit any conversion of the Preferred Shares by an Investor on a proportional basis with all Series D Preferred Shares outstanding (regardless of whether any other shares are convertible at such time) to the greatest amount that may be converted until taking corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to this Agreement and the Certificate of Designation, in the case of an insufficient number of authorized shares, obtain Stockholder Approval (if required) of an increase in such authorized number of shares, so that the number of authorized shares is sufficient to meet the Required Reserve Amount. Section 6.07 Sanctions; Anti-Corruption Laws. The Company and the Investor will maintain in effect policies and procedures designed to promote compliance by the Company and the Investor and their respective Affiliates, directors, officers, employees, and agents with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws. Section 6.08 Legend. The book-entry statement representing the Securities sold pursuant to this Agreement will be noted with a legend in substantially the following form: “THE SECURITIES EVIDENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.” Section 6.09 CFIUS. Notwithstanding anything to the contrary, at no time shall the Investor (a) be given or exercise any rights that would allow it to control the Company; (b) have access to any material nonpublic technical information in the possession of the Company; (c) have the right to appoint any member or observer to the board of directors of the Company; or (d) be

EXECUTION VERSION 34 involved, other than through voting of shares, in the Company’s substantive decision making regarding (i) the use, development, acquisition, safekeeping, or release of sensitive personal data of U.S. citizens that the Company maintains or collects; (ii) the use, development, acquisition, or release of critical technologies; or (iii) the management, operation, manufacture, or supply of covered investment critical infrastructure, to the extent the Company at any time owns, operates, provides goods or service, or otherwise becomes involved in covered investment critical infrastructure. The terms in this paragraph are defined as they are defined in Section 721 of the U.S. Defense Production Act of 1950, as amended, and the regulations at 31 C.F.R Part 800, as they may be amended from time to time. Section 6.10 Disclosure of Transaction. Except with respect to the material terms and conditions of the transactions contemplated hereby, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will knowingly provide the Investor with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Investor shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, director, agents, employees, or Affiliates delivers any material, non-public information to the Investor without the Investor’s consent, the Company hereby covenants and agrees that the Investor shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees, or Affiliates not to trade on the basis of, such material, non-public information, provided that the Investor shall remain subject to applicable law. ARTICLE VII MISCELLANEOUS Section 7.01 Confidentiality; Public Announcements. The parties agree that the transaction and this Term Sheet are subject to that non-disclosure agreement between Company and the Investor dated September 17, 2025. The Investor expressly consents that Company may make a public announcement and required filings with the Securities Exchange Commission of the Transaction Documents, and make such other disclosures as may be required by law or the rule of an applicable stock exchange. Both parties shall consent to the proposed public announcement. Section 7.02 Expenses. Each party hereto will be responsible for and bear all its own costs and expenses incurred at any time in connection with pursuing, negotiating or consummating the contemplated transactions hereby. Section 7.03 Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return

EXECUTION VERSION 35 receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.03): If to the Company: Nauticus Robotics, Inc. 17146 Feathercraft Lane, Suite 450, Webster, TX, 77598 Phone: [***] Email: [***] Attention: General Counsel with a copy to: Norton Rose Fulbright US LLP 2200 Ross Avenue, Suite 3600, Dallas, TX 75201 Email: [***] Attention: Amelia Zhang and Brandon Byrne If to Investor: Sh Mohamed Al Qassimi building 1st floor, PO. Box 942 Nakheel – Ras Al Khaimah, UAE Email: [***] Attention: CEO with a copy to: Shihan Wijayagunawardane Email: [***] Attention: Shihan Wijayagunawardane Section 7.04 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Disclosure Schedules, and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. Section 7.05 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. Section 7.06 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect

EXECUTION VERSION 36 any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. Section 7.07 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the Exhibits, and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control. Section 7.08 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, that prior to the Closing Date, Investor may, without the prior written consent of the Company, assign all or any portion of its rights under this Agreement to one or more of its direct or indirect wholly-owned subsidiaries. No assignment shall relieve the assigning party of any of its obligations hereunder. Section 7.09 No Third-Party Beneficiaries. Except as provided in ARTICLE VII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement. Section 7.10 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto and after receiving the prior consent of ATW. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. Section 7.11 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction).

EXECUTION VERSION 37 (b) ANY LEGAL SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF TEXAS IN EACH CASE LOCATED IN THE CITY OF HOUSTON AND COUNTY OF HARRIS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION, OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE, OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION, OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION, OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 7.11(c)SECTION 7.11(c). Section 7.12 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Section 7.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. [SIGNATURE PAGE FOLLOWS]

EXECUTION VERSION 38

EXECUTION VERSION IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized. NAUTICUS ROBOTICS, INC. By: Name: John W. Gibson Jr. Title: Chief Executive Officer

EXECUTION VERSION 2 IN WITNESS WHEREOF, Investor and the Company have executed this Agreement as of the date first written above by their respective officers thereunto duly authorized. Investor: MASTER INVESTMENT GROUP By: Name: Sheikh Abdulla Al Qassimi Title: CEO

EXECUTION VERSION EXHIBIT INDEX Exhibit A - SCHEDULE OF INVESTOR Exhibit B - FORM OF CERTIFICATE OF DESIGNATIONS Exhibit C - FORM OF REGISTRATION RIGHTS AGREEMENT Exhibit D - FORM OF WARRANT Exhibit E - DISCLOSURE SCHEDULES

EXECUTION VERSION EXHIBIT A SCHEDULE OF INVESTOR FOR INITIAL CLOSINGS Investor Funding Milestone Series D Preferred Stock Warrant First Closing: Master Investment Group $2,000,000 2,000 $600,000 Second Closing: Master Investment Group $1,000,000 1,000 $300,000 Total $3,000,000 3,000 $900,000

EXECUTION VERSION EXHIBIT B FORM CERTIFICATE OF DESIGNATIONS (see attached)

EXECUTION VERSION EXHIBIT C FORM OF REGISTRATION RIGHTS AGREEMENT (see attached)

EXECUTION VERSION EXHIBIT D FORM OF WARRANTS (see attached)

EXECUTION VERSION EXHIBIT E DISCLOSURE SCHEDULES (see attached)